SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2004

FOREST OIL CORPORATION

(Exact name of registrant as specified in charter)

New York	1-13515	25-0484900
(State or other juris-	(Commission	(IRS Employer
diction of incorporation)	file number)	Identification No.)

1600 Broadway, Suite 2200, Denver, Colorado  80202

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code:  303.812.1400

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit	Description

99.1	Forest Oil Corporation press release dated July 6, 2004, entitled “Forest Oil To Issue $100 Million In Senior Notes”

99.2	Forest Oil Corporation press release dated July 7, 2004, entitled “Forest Oil To Sell $125 Million in Senior Notes”

Item 9.  Regulation FD Disclosure.

On July 6, 2004, we issued a press release announcing that Forest intends to issue, subject to market conditions, an additional $100 million in aggregate principal amount of 8% senior notes due 2011 in a private placement.

On July 7, 2004, we issued a press release announcing that Forest has agreed to sell an additional $125 million in aggregate principal amount of 8% senior notes due 2011.

In accordance with General Instruction B.2. of Form 8-K, the foregoing information, including Exhibits 99.1 and 99.2, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated: July 8, 2004	By	/s/ NEWTON W. WILSON III
Newton W. Wilson III
Senior Vice President,
General Counsel and Secretary

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